UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-2021

DWS Securities Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	05/31

Date of reporting period:	11/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  NOVEMBER 30, 2008

Semiannual Report to Shareholders

DWS Health Care Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

18 Portfolio Summary

20 Investment Portfolio

23 Financial Statements

27 Financial Highlights

32 Notes to Financial Statements

40 Investment Management Agreement Approval

45 Summary of Management Fee Evaluation by Independent Fee Consultant

50 Summary of Administrative Fee Evaluation by Independent Fee Consultant

51 Account Management Resources

52 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. The fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods due to the activities and financial prospects of individual companies, or due to general market conditions. Some funds have more risk than others. The fund may also focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2008

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2008 are 1.56%, 2.41%, 2.29% and 1.04% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 3-year, 5-year and 10-year for Class A shares, all periods shown for Class B shares and for the 5-year and Life of Fund periods shown for Institutional Class shares reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of DWS Health Care Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/08
DWS Health Care Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-24.83%	-29.15%	-4.64%	.71%	5.47%
Class B	-25.16%	-29.75%	-5.43%	-.13%	4.60%
Class C	-25.10%	-29.65%	-5.35%	-.07%	4.65%
S&P 500® Index+	-35.20%	-38.09%	-8.67%	-1.39%	-.93%
S&P® Goldman Sachs Healthcare Index++	-22.40%	-30.86%	-5.92%	.40%	1.87%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 11/30/08
DWS Health Care Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	-24.64%	-28.77%	-4.18%	1.12%	-.93%
S&P 500 Index+	-35.20%	-38.09%	-8.67%	-1.39%	-3.05%
S&P Goldman Sachs Healthcare Index++	-22.40%	-30.86%	-5.92%	.40%	-2.34%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on December 29, 2000. Index returns began on December 31, 2000.
Net Asset Value
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 11/30/08	$ 18.19	$ 16.87	$ 16.95	$ 18.90
5/31/08	$ 24.20	$ 22.54	$ 22.63	$ 25.08
Class A Lipper Rankings — Health/Biotechnology Funds Category as of 11/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	56	of	121	46
3-Year	32	of	102	32
5-Year	32	of	89	36

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Health Care Fund — Class A [] S&P 500 Index+ [] S&P Goldman Sachs Healthcare Index++

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/08
DWS Health Care Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$6,678	$8,173	$9,766	$16,057
	Average annual total return	-33.22%	-6.50%	-.47%	4.85%
Class B	Growth of $10,000	$6,834	$8,314	$9,849	$15,674
	Average annual total return	-31.66%	-5.97%	-.30%	4.60%
Class C	Growth of $10,000	$7,035	$8,481	$9,966	$15,750
	Average annual total return	-29.65%	-5.35%	-.07%	4.65%
S&P 500 Index+	Growth of $10,000	$6,191	$7,618	$9,323	$9,105
	Average annual total return	-38.09%	-8.67%	-1.39%	-.93%
S&P Goldman Sachs Healthcare Index++	Growth of $10,000	$6,914	$8,327	$10,204	$12,038
	Average annual total return	-30.86%	-5.92%	.40%	1.87%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The S&P Goldman Sachs Healthcare Index is an unmanaged, market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Health Care Fund — Institutional Class [] S&P 500 Index+ [] S&P Goldman Sachs Healthcare Index++

Yearly periods ended November 30
Comparative Results as of 11/30/08
DWS Health Care Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$712,300	$879,800	$1,057,500	$928,800
	Average annual total return	-28.77%	-4.18%	1.12%	-.93%
S&P 500 Index+	Growth of $1,000,000	$619,100	$761,800	$932,300	$782,500
	Average annual total return	-38.09%	-8.67%	-1.39%	-3.05%
S&P Goldman Sachs Healthcare Index++	Growth of $1,000,000	$691,400	$832,700	$1,020,400	$829,000
	Average annual total return	-30.86%	-5.92%	.40%	-2.34%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on December 29, 2000. Index returns began on December 31, 2000.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The S&P Goldman Sachs Healthcare Index is an unmanaged, market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2008 is 1.28% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 11/30/08
DWS Health Care Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-24.70%	-28.91%	-4.40%	.95%	5.74%
S&P 500 Index+	-35.20%	-38.09%	-8.67%	-1.39%	-.93%
S&P Goldman Sachs Healthcare Index++	-22.40%	-30.86%	-5.92%	.40%	1.87%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value
Class S
Net Asset Value: 11/30/08	$ 18.60
5/31/08	$ 24.70
Class S Lipper Rankings — Health/Biotechnology Funds Category as of 11/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	54	of	121	45
3-Year	29	of	102	29
5-Year	30	of	89	34
10-Year	12	of	30	39

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Health Care Fund — Class S [] S&P 500 Index+ [] S&P Goldman Sachs Healthcare Index++

Yearly periods ended November 30
Comparative Results as of 11/30/08
DWS Health Care Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$7,109	$8,737	$10,486	$17,479
	Average annual total return	-28.91%	-4.40%	.95%	5.74%
S&P 500 Index+	Growth of $10,000	$6,191	$7,618	$9,323	$9,105
	Average annual total return	-38.09%	-8.67%	-1.39%	-.93%
S&P Goldman Sachs Healthcare Index++	Growth of $10,000	$6,914	$8,327	$10,204	$12,038
	Average annual total return	-30.86%	-5.92%	.40%	1.87%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The S&P Goldman Sachs Healthcare Index is an unmanaged, market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares of the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2008 to November 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/08	$ 751.70	$ 748.40	$ 749.00	$ 753.00	$ 753.60
Expenses Paid per $1,000*	$ 6.72	$ 10.21	$ 9.69	$ 5.32	$ 4.48
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/08	$ 1,017.40	$ 1,013.39	$ 1,013.99	$ 1,019.00	$ 1,019.95
Expenses Paid per $1,000*	$ 7.74	$ 11.76	$ 11.16	$ 6.12	$ 5.16
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Health Care Fund	1.53%	2.33%	2.21%	1.21%	1.02%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the fund's management team discusses DWS Health Care Fund's performance, strategy and market environment for the most recent semiannual period ended November 30, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did DWS Health Care Fund perform over the most recent six-month period?

A: During a period of economic weakness and instability in the financial system, which led investors to favor more defensive sectors such as health care, DWS Health Care Fund's Class A shares posted a -24.83% total return for its most recent semiannual period ended November 30, 2008, outperforming the -35.20% return of the Standard & Poor's 500® (S&P 500) Index.1 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.) The fund underperformed the -22.40% return of its secondary benchmark, the S&P Goldman Sachs Healthcare Index and the -22.53% average return of its peers in the Lipper Health/Biotechnology Funds category.2

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2 The S&P Goldman Sachs Healthcare Index is an unmanaged, market capitalization- weighted index of 114 stocks designed to measure the performance of companies in the health care sector. The Lipper Health/Biotechnology Funds category includes portfolios that invest at least 65% of equity assets in shares of companies engaged in health care, medicine and biotechnology.
Index and category returns assume reinvestment of dividends. Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index or Lipper category.

Q: Which investment decisions contributed to performance during the period?

A: Underweight positions in Medtronic, Inc., Merck & Co., Inc. and UnitedHealth Group, Inc. relative to the fund's benchmark helped relative performance during the semiannual period.3 Medtronic shares declined due to deteriorating trends in four of its five major businesses, while Merck shares were negatively impacted by concerns over its cholesterol drug franchise following disappointing data from clinical studies. In addition, sales trends for the company's key drugs were weaker than expected. UnitedHealth shares also declined significantly, as the company lowered its earnings forecast to reflect pressure on profit margins from higher medical costs and weaker-than-expected enrollment trends.

Barr Pharmaceuticals, Inc.,* a leading generic pharmaceutical company, performed well during the period, as it announced its acquisition by competitor Teva Pharmaceutical Industries Ltd. at a significant premium.

3 An "overweight" means that a fund holds a higher weighting in a given sector compared with its benchmark index; an "underweight" means that a fund holds a lower weighting in a given sector.
* Not held in the portfolio as of November 30, 2008.

Q: What investment decisions proved disappointing during the period?

A: The largest detractors from the fund's relative performance came from underweight positions in Pfizer, Inc. and Johnson & Johnson. These companies' shares, representing meaningful weightings within the fund's benchmarks, held up better than industry averages during the six-month period as investors favored more defensive, large-cap issues during the financial and economic crisis.

The fund's underweight position in Amgen, Inc. was also a significant detractor from performance, as its shares posted strong gains following positive clinical data for Denosumab, a key drug in development for postmenopausal osteoporosis. The fund's holdings in Alcon, Inc. decreased in value, as the company lowered its earnings forecast to reflect the negative impact of weak consumer spending and unfavorable foreign exchange-rate trends due to the rising US dollar.

Q: How did you position the fund within biotechnology stocks during the period?

A: The fund's weighting within biotechnology increased, as we added several large-cap issues. Amid tight credit markets and global economic concerns, investors have displayed a preference for large-cap biotech firms, as these companies tend to have stronger balance sheets and cash flow, reducing the need for capital market access. In turn, investors have avoided smaller biotech companies, as many of these firms require additional financing to fund expensive clinical trials or launch new products.

Positive contributors to performance within the sector included Genzyme Corp., Alexion Pharmaceuticals, Inc. and Allos Therapeutics, Inc. Genzyme continues to deliver consistent earnings based on its diversified revenue base. Alexion benefited from the continued strong sales of its key drug Soliris, for paroxysmal nocturnal hemoglobinuria, a rare and potentially life-threatening blood disorder. Allos Therapeutics' positive performance was driven by expectations of favorable clinical results for its key drug pralatrexate for the treatment of peripheral T-cell lymphoma, a cancer of the immune system.

In contrast, holdings in BioMarin Pharmaceutical, Inc. proved disappointing, as sales for the company's key drug Kuvan (for phenylketonuria, a genetic disorder where the body cannot break down a certain type of amino acid) disappointed.

We remain optimistic about prospects for the biotechnology sector. We believe that the incoming administration will make progress on legislation to provide a regulatory pathway for the introduction of "follow-on biologics" (i.e., competitors' versions of innovator companies' biopharmaceutical products, following patent expiration). However, we do not expect meaningful impact from any such legislation until 2010 at the earliest, given the need for the issuance of implementation guidelines and the conducting of clinical studies. Meanwhile, we expect biotechnology companies will likely continue to be leading innovators, with promising new drug treatments. We also believe that major pharmaceutical companies will continue to look to the biotechnology sector for new products, through acquisitions or licensing agreements.

Q: How did you position the fund within major pharmaceutical stocks?

A: We increased the fund's allocation to major pharmaceuticals during the period, as these companies tend to outperform during periods of economic uncertainty given their strong balance sheets and cash flow generation. As mentioned, the fund's underweights to Pfizer and Johnson & Johnson detracted significantly from performance. However, holdings in Novartis AG and Roche Holding AG were positive contributors. Novartis and Roche continued to report consistent earnings, and both companies benefited from investors' flight to perceived higher quality over the six-month period.

Even though we are approaching the anticipated "patent cliff" in 2011-2012 (when approximately $40 billion in US branded drug sales are expected to be newly exposed to generic competition), and expect heightened focus on health care reform to lower overall health care spending, we believe that major pharmaceutical stocks should remain attractive given the overall economic environment. In addition, major pharmaceutical companies continue to focus on cost-cutting initiatives while generating a high level of cash flow.

Q: How did you position the fund within medical devices and supplies?

A: We decreased the fund's weighting within medical devices and supplies over the period, as we eliminated holdings in some smaller companies. At the same time, we continued to focus on diversified medical supply companies with lower reimbursement risk. We believe these firms will be able to show greater profit and revenue growth than specialty medical device companies.

Holdings in C.R. Bard, Inc. contributed to performance during the period, as the company's diversified mix of businesses continues to deliver consistent growth. NuVasive, Inc.,* which benefited from strong growth for its spinal product, was another solid contributor.

In contrast, the fund's position in Hologic, Inc. detracted from performance. Hologic focuses on women's health, with a portfolio of diagnostic and medical imaging systems. Company shares declined significantly following weakness in some business areas, as well as delays in new product approvals. Another major detractor from performance came from Insulet Corporation, a medical device company with a revolutionary insulin management system, OmniPod. Similar to other new medical device companies, Insulet experienced problems with manufacturing and reimbursement processes, resulting in weaker sales of OmniPod. Because it could take the company some time to successfully commercialize this system, we eliminated the fund's position there.

Q: How was the fund positioned within health care services stocks during the period?

A: The fund's overall weighting in health care services was reduced. Shares of managed care companies Aetna, Inc. and WellPoint, Inc. declined significantly, driven by downward earnings revisions due to higher-than-expected medical costs and weak enrollment trends. The fund's underweight in this area contributed to performance. The fund's holdings in health care information technology also added to performance. In particular, positions in Allscripts-Misys Healthcare Solutions, Inc. and Quality Systems, Inc. contributed, as these companies' product offerings are expected to be a key part of the Obama administration's program to lower health care costs.

Detractors from performance within the sector included Thermo Fisher Scientific, Inc.,* the largest manufacturer and distributor of instruments, reagents and supplies for the life science and analytical testing market. Thermo Fisher shares were hurt by concerns over weakened demand due to the global financial and economic crises. The fund's positions within the contract research organizations (CROs) Covance, Inc., Pharmaceutical Product Development, Inc. and Charles River Laboratories International,* Inc. also proved disappointing, as these companies' research bookings have slowed, driven by client cost-cutting due to the uncertain economic environment.

* Not held in the portfolio as of November 30, 2008.

Q: How did you position the fund within specialty pharmaceutical stocks during the six-month period?

A: Over the period, we exited positions in Barr Labs, Forest Laboratories, Inc., Sepracor Inc. and Stada Arzneimittel AG, reducing the fund's weighting in this sector. As mentioned, Barr Labs is being acquired by Teva. We eliminated Forest Labs and Sepracor because of continued weak sales trends for their key products for depression and insomnia, respectively. We sold the Stada Arzneimittel position because we believe that aggressive price reductions in the German generic pharmaceuticals market will put pressure on the company's earnings going forward.

Q: How do you assess the market for health care stocks at the present time?

A: We believe that health care stocks should continue to outperform as concerns about the global economy and credit crisis overshadow headline risk from potential health care reform. Despite the potential for declines in health care consumption due to higher drug co-payments, unemployment and deferral of medical procedures, we believe health care is well positioned in the current macro environment relative to other sectors of the market. With the incoming Democratic administration, we expect heightened focus on health care reform to provide coverage for the uninsured and lower overall spending — however, we continue to be skeptical that major changes will be enacted and implemented in 2009.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	11/30/08	5/31/08

Common Stocks	95%	98%
Cash Equivalents	5%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	11/30/08	5/31/08

Pharmaceuticals:
Major Pharmaceuticals	24%	18%
Specialty Pharmaceuticals	7%	10%
Biotechnology	26%	22%
Medical Supply & Specialty	21%	23%
Health Care Services	17%	21%
Life Sciences Equipment	5%	6%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2008 (31.9% of Net Assets)
1. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	4.3%
2. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	3.7%
3. Genzyme Corp. Operator of a diversified, integrated human health care company	3.3%
4. Amgen, Inc. Developer, manufacturer and marketer of human therapeutics	3.3%
5. Roche Holding AG Developer of pharmaceutical products	3.2%
6. Johnson & Johnson Provider of health care products	3.0%
7. Thermo Fisher Scientific, Inc. Manufacturer of measurement instruments that monitor, collect and analyze information for various industries	2.9%
8. Becton, Dickinson & Co. Provider of health care equipment and supplies	2.8%
9. Celgene Corp. Producer of pharmaceuticals	2.7%
10. Abbott Laboratories Developer of health care products	2.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 94.4%
Health Care 94.4%
Biotechnology 24.6%
Acorda Therapeutics, Inc.*	23,500	425,820
Alexion Pharmaceuticals, Inc.* (a)	60,800	2,046,528
Allos Therapeutics, Inc.*	90,600	652,320
Amgen, Inc.*	93,900	5,215,206
Biogen Idec, Inc.*	66,495	2,813,403
BioMarin Pharmaceutical, Inc.* (a)	91,800	1,563,354
Celera Corp.*	81,100	789,914
Celgene Corp.*	81,958	4,270,012
Cepheid, Inc.*	43,000	583,940
Gen-Probe, Inc.*	28,300	1,042,855
Genentech, Inc.*	55,600	4,258,960
Genmab A/S* (a)	10,600	473,611
Genzyme Corp.*	82,900	5,307,258
Gilead Sciences, Inc.*	131,500	5,889,885
Human Genome Sciences, Inc.*	130,500	225,765
Illumina, Inc.*	26,000	572,260
Incyte Corp.*	126,400	422,176
OSI Pharmaceuticals, Inc.*	13,300	494,760
Regeneron Pharmaceuticals, Inc.*	44,900	694,154
Rigel Pharmaceuticals, Inc.* (a)	28,300	209,986
United Therapeutics Corp.* (a)	13,600	745,688
Vertex Pharmaceuticals, Inc.* (a)	17,100	420,489
		39,118,344
Health Care Services 15.7%
Aetna, Inc.	63,000	1,374,660
Allscripts-Misys Healthcare Solutions, Inc. (a)	107,700	829,290
Covance, Inc.*	23,100	902,748
CVS Caremark Corp.	85,285	2,467,295
Express Scripts, Inc.*	37,100	2,133,621
Fresenius Medical Care AG & Co. KGaA	62,523	2,731,509
Laboratory Corp. of America Holdings*	42,300	2,680,128
McKesson Corp.	56,000	1,956,640
Medco Health Solutions, Inc.*	57,652	2,421,384
Pharmaceutical Product Development, Inc.	38,000	1,000,920
Quality Systems, Inc. (a)	24,700	742,729
Quest Diagnostics, Inc.	62,700	2,919,939
UnitedHealth Group, Inc.	55,220	1,160,172
WellPoint, Inc.*	44,400	1,580,640
		24,901,675
Life Sciences Equipment 5.1%
Charles River Laboratories International, Inc.*	27,500	627,000
Life Technologies Corp.* (a)	40,518	1,057,520
Mettler-Toledo International, Inc.*	22,100	1,817,725
Thermo Fisher Scientific, Inc.*	129,200	4,609,856
		8,112,101
Medical Supply & Specialty 19.8%
Alcon, Inc.	21,600	1,723,464
Baxter International, Inc.	129,000	6,824,100
Beckman Coulter, Inc.	17,400	758,292
Becton, Dickinson & Co.	69,400	4,408,982
C.R. Bard, Inc.	40,700	3,338,621
Covidien Ltd.	111,500	4,108,775
Hologic, Inc.*	66,800	939,208
Masimo Corp.*	28,800	785,952
Medtronic, Inc.	87,100	2,658,292
ResMed, Inc.*	25,700	933,938
Stryker Corp.	66,300	2,580,396
Wright Medical Group, Inc.*	33,500	568,160
Zimmer Holdings, Inc.*	47,200	1,761,504
		31,389,684
Pharmaceuticals 29.2%
Abbott Laboratories	81,400	4,264,546
Allergan, Inc. (a)	48,100	1,812,408
Astellas Pharma, Inc.	53,800	2,194,765
Bristol-Myers Squibb Co.	154,700	3,202,290
Cardiome Pharma Corp.* (a)	58,600	248,464
Eli Lilly & Co.	82,600	2,820,790
Johnson & Johnson	81,500	4,774,270
Merck & Co., Inc.	131,300	3,508,336
Merck KGaA	24,314	2,042,784
Mylan, Inc.* (a)	239,400	2,252,754
Novartis AG (Registered)	44,213	2,067,004
Pfizer, Inc.	160,550	2,637,837
Roche Holding AG (Genusschein)	36,276	5,101,069
Sanofi-Aventis	17,528	972,268
Schering-Plough Corp.	155,000	2,605,550
Shire PLC (ADR)	42,900	1,758,900
Wyeth	91,900	3,309,319
XenoPort, Inc.*	23,600	741,984
		46,315,338
Total Common Stocks (Cost $147,438,135)		149,837,142

Securities Lending Collateral 6.2%
Daily Assets Fund Institutional, 2.31% (b) (c) (Cost $9,869,446)	9,869,446	9,869,446

Cash Equivalents 5.1%
Cash Management QP Trust, 2.01% (b) (Cost $8,087,328)	8,087,328	8,087,328
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $165,394,909)+	105.7	167,793,916
Other Assets and Liabilities, Net	(5.7)	(9,078,757)
Net Assets	100.0	158,715,159
* Non-income producing security.
+ The cost for federal income tax purposes was $166,104,586. At November 30, 2008, net unrealized appreciation for all securities based on tax cost was $1,689,330. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $27,877,847 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $26,188,517.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2008 amounted to $9,737,876, which is 6.1% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the tables below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 144,123,578
Level 2	23,670,338
Level 3	—
Total	$ 167,793,916

Financial Statements

Statement of Assets and Liabilities as of November 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $147,438,135) — including $9,737,876 of securities loaned	$ 149,837,142
Investment in Daily Assets Fund Institutional (cost $9,869,446)*	9,869,446
Investment in Cash Management QP Trust (cost $8,087,328)	8,087,328
Total investments, at value (cost $165,394,909)	167,793,916
Cash	10,000
Foreign currency, at value (cost $157,303)	133,886
Receivable for investments sold	1,124,346
Receivable for Fund shares sold	77,632
Dividends receivable	194,321
Interest receivable	31,778
Foreign taxes recoverable	17,546
Other assets	53,375
Total assets	169,436,800
Liabilities
Payable for investments purchased	495,514
Payable upon return of securities loaned	9,869,446
Payable for Fund shares redeemed	42,199
Accrued management fee	109,464
Other accrued expenses and payables	205,018
Total liabilities	10,721,641
Net assets, at value	$ 158,715,159
Net Assets Consist of
Undistributed net investment income	343,588
Net unrealized appreciation (depreciation) on: Investments	2,399,007
Foreign currency	(21,231)
Accumulated net realized gain (loss)	2,356,235
Paid-in capital	153,637,560
Net assets, at value	$ 158,715,159
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($33,603,212 ÷ 1,847,651 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 18.19
Maximum offering price per share (100 ÷ 94.25 of $18.19)	$ 19.30

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,900,726 ÷ 231,202 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 16.87

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,681,475 ÷ 453,213 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 16.95
Class S Net Asset Value, offering and redemption price(a) per share ($107,220,240 ÷ 5,765,831 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 18.60
Institutional Class Net Asset Value, offering and redemption price(a) per share ($6,309,506 ÷ 333,887 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 18.90
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $7,749)	$ 1,454,631
Interest	192
Interest — Cash Management QP Trust	78,970
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	153,801
Total Income	1,687,594
Expenses: Management fee	766,240
Services to shareholders	222,439
Administration fee	100,162
Distribution and service fees	122,473
Custodian fee	9,065
Professional fees	43,294
Trustees' fees and expenses	3,999
Reports to shareholders	36,105
Registration fees	34,584
Other	6,809
Total expenses before expense reductions	1,345,170
Expense reductions	(1,164)
Total expenses after expense reductions	1,344,006
Net investment income (loss)	343,588
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(2,513,013)
Foreign currency	241
(2,512,772)
Change in net unrealized appreciation (depreciation) on: Investments	(51,465,367)
Foreign currency	(18,090)
(51,483,457)
Net gain (loss)	(53,996,229)
Net increase (decrease) in net assets resulting from operations	$ (53,652,641)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2008 (Unaudited)	Year Ended May 31, 2008
Operations: Net investment income (loss)	$ 343,588	$ (346,595)
Net realized gain (loss)	(2,512,772)	12,308,775
Change in net unrealized appreciation (depreciation)	(51,483,457)	(16,802,789)
Net increase (decrease) in net assets resulting from operations	(53,652,641)	(4,840,609)
Distributions to shareholders from: Net realized gains: Class A	—	(3,735,093)
Class B	—	(812,843)
Class C	—	(892,742)
Class S	—	(14,058,077)
Institutional Class	—	(662,564)
Total distributions	—	(20,161,319)
Fund share transactions: Proceeds from shares sold	25,775,550	35,427,858
Reinvestment of distributions	—	19,217,152
Cost of shares redeemed	(25,683,878)	(47,764,780)
Redemption fees	1,217	7,095
Net increase (decrease) in net assets from Fund share transactions	92,889	6,887,325
Increase (decrease) in net assets	(53,559,752)	(18,114,603)
Net assets at beginning of period	212,274,911	230,389,514
Net assets at end of period (including undistributed net investment income of $343,588 and $0, respectively)	$ 158,715,159	$ 212,274,911

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 24.20	$ 27.14	$ 23.70	$ 22.69	$ 21.77	$ 17.97
Income (loss) from investment operations: Net investment income (loss)[b]	.02	(.08)	(.11)[e,f]	(.22)	(.20)	(.18)
Net realized and unrealized gain (loss)	(6.03)	(.38)	4.79	1.23	1.12	3.98
Total from investment operations	(6.01)	(.46)	4.68	1.01	.92	3.80
Less distributions from: Net realized gains	—	(2.48)	(1.24)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 18.19	$ 24.20	$ 27.14	$ 23.70	$ 22.69	$ 21.77
Total Return (%)[c]	(24.83)**	(2.17)[d]	20.29[e]	4.45	4.23	21.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	42	39	37	35	40
Ratio of expenses before expense reductions (%)	1.53*	1.56	1.56	1.63	1.53	1.59
Ratio of expenses after expense reductions (%)	1.53*	1.56	1.56	1.63	1.53	1.59
Ratio of net investment income (loss) (%)	.16*	(.31)	(.45)[e,f]	(.90)	(.95)	(.91)
Portfolio turnover rate (%)	15**	27	31	56	61	62
[a] For the six months ended November 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.05% lower.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.12% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended May 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 22.54	$ 25.64	$ 22.63	$ 21.84	$ 21.15	$ 17.60
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)	(.25)	(.30)[e,f]	(.40)	(.37)	(.34)
Net realized and unrealized gain (loss)	(5.62)	(.37)	4.55	1.19	1.06	3.89
Total from investment operations	(5.67)	(.62)	4.25	.79	.69	3.55
Less distributions from: Net realized gains	—	(2.48)	(1.24)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 16.87	$ 22.54	$ 25.64	$ 22.63	$ 21.84	$ 21.15
Total Return (%)[c,d]	(25.16)**	(2.96)	19.33[e]	3.62	3.26	20.17
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	6	12	13	15	16
Ratio of expenses before expense reductions (%)	2.36*	2.41	2.42	2.47	2.43	2.43
Ratio of expenses after expense reductions (%)	2.33*	2.35	2.34	2.47	2.40	2.42
Ratio of net investment income (loss) (%)	(.65)*	(1.11)	(1.24)[e,f]	(1.74)	(1.82)	(1.74)
Portfolio turnover rate (%)	15**	27	31	56	61	62
[a] For the six months ended November 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.05% lower.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.12% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended May 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 22.63	$ 25.72	$ 22.68	$ 21.88	$ 21.17	$ 17.62
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	(.23)	(.29)[d,e]	(.38)	(.37)	(.34)
Net realized and unrealized gain (loss)	(5.64)	(.38)	4.57	1.18	1.08	3.89
Total from investment operations	(5.68)	(.61)	4.28	.80	.71	3.55
Less distributions from: Net realized gains	—	(2.48)	(1.24)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 16.95	$ 22.63	$ 25.72	$ 22.68	$ 21.88	$ 21.17
Total Return (%)[c]	(25.10)**	(2.91)	19.42[d]	3.66	3.35	20.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	9	9	8	7	7
Ratio of expenses (%)	2.21*	2.29	2.31	2.39	2.36	2.41
Ratio of net investment income (loss) (%)	(.52)*	(1.04)	(1.19)[d,e]	(1.66)	(1.78)	(1.73)
Portfolio turnover rate (%)	15**	27	31	56	61	62
[a] For the six months ended November 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.04% lower.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.12% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended May 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 24.70	$ 27.58	$ 24.01	$ 22.93	$ 21.96	$ 18.09
Income (loss) from investment operations: Net investment income (loss)[b]	.05	(.01)	(.05)[d,e]	(.16)	(.16)	(.15)
Net realized and unrealized gain (loss)	(6.15)	(.39)	4.86	1.24	1.13	4.02
Total from investment operations	(6.10)	(.40)	4.81	1.08	.97	3.87
Less distributions from: Net realized gains	—	(2.48)	(1.24)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 18.60	$ 24.70	$ 27.58	$ 24.01	$ 22.93	$ 21.96
Total Return (%)	(24.70)**	(1.91)[c]	20.57[c,d]	4.71	4.42	21.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	107	148	165	129	139	150
Ratio of expenses before expense reductions (%)	1.21*	1.28	1.34	1.39	1.33	1.39
Ratio of expenses after expense reductions (%)	1.21*	1.27	1.32	1.39	1.33	1.39
Ratio of net investment income (loss) (%)	.48*	(.03)	(.21)[d,e]	(.66)	(.75)	(.71)
Portfolio turnover rate (%)	15**	27	31	56	61	62
[a] For the six months ended November 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.05% lower.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.12% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended May 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 25.08	$ 27.90	$ 24.22	$ 23.10	$ 22.12	$ 18.19
Income (loss) from investment operations: Net investment income (loss)[b]	.07	.05	.04[d,e]	(.12)	(.14)	(.11)
Net realized and unrealized gain (loss)	(6.25)	(.39)	4.88	1.24	1.12	4.04
Total from investment operations	(6.18)	(.34)	4.92	1.12	.98	3.93
Less distributions from: Net realized gains	—	(2.48)	(1.24)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 18.90	$ 25.08	$ 27.90	$ 24.22	$ 23.10	$ 22.12
Total Return (%)	(24.64)**	(1.71)	20.91[d]	4.85	4.43[c]	21.60[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	7	6	2.04		.03
Ratio of expenses before expense reductions (%)	1.02*	1.04	1.09	1.21	1.47	1.27
Ratio of expenses after expense reductions (%)	1.02*	1.04	1.09	1.21	1.21	1.20
Ratio of net investment income (loss) (%)	.67*	.20	.15[d,e]	(.48)	(.63)	(.52)
Portfolio turnover rate (%)	15**	27	31	56	61	62
[a] For the six months ended November 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.02% lower.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.12% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Health Care Fund (the "Fund") is a diversified series of DWS Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value, are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective at the beginning of the Fund's fiscal year. FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of November 30, 2008, for the Fund's investments is included at the end of the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended November 30, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $28,814,535 and $32,861,942, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.765%
Over $500 million of such net assets	.715%

Accordingly, for the six months ended November 30, 2008, the fee pursuant to the investment management agreement was equivalent to an annualized effective rate of 0.765% of the Fund's average daily net assets.

For the period from June 1, 2008 through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of Class B shares at 2.38%.

For the period from October 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of Class B shares at 2.35%.

Administration Fee. Pursuant to an Administration Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended November 30, 2008, the Advisor received an Administration Fee of $100,162, of which $13,419 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee they receive from the Fund. For the six months ended November 30, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2008
Class A	$ 51,074	$ —	$ 26,298
Class B	8,808	825	3,984
Class C	8,520	—	3,011
Class S	114,469	—	47,182
Institutional Class	224	—	115
	$ 183,095	$ 825	$ 80,590

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended November 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2008
Class B	$ 19,933	$ 2,792
Class C	34,937	4,791
	$ 54,870	$ 7,583

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2008	Annualized Effective Rate
Class A	$ 49,651	$ 14,876.24%
Class B	6,548	1,646.25%
Class C	11,404	3,330.24%
	$ 67,603	$ 19,852

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended November 30, 2008, aggregated $5,020.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2008, the CDSC for Class B and C shares aggregated $10,100 and $1,385, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended November 30, 2008, DIDI received $305 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended November 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $13,104, none of which is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2008, the Fund's custodian fee was reduced by $27 and $312, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2008		Year Ended May 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	558,101	$ 12,849,700	624,246	$ 15,953,920
Class B	34,605	718,885	46,124	1,094,236
Class C	115,069	2,468,330	133,263	3,202,397
Class S	338,902	8,027,881	514,635	13,457,305
Institutional Class	72,148	1,710,754	62,158	1,720,000
		$ 25,775,550		$ 35,427,858
Shares issued to shareholders in reinvestment of distributions
Class A	—	$ —	134,367	$ 3,430,542
Class B	—	—	30,507	728,503
Class C	—	—	33,277	797,306
Class S	—	—	522,399	13,598,237
Institutional Class	—	—	25,097	662,564
		$ —		$ 19,217,152
Shares redeemed
Class A	(442,778)	$ (9,853,553)	(460,076)	$ (11,713,083)
Class B	(82,620)	(1,724,247)	(255,825)	(6,197,261)
Class C	(78,506)	(1,563,875)	(108,680)	(2,575,675)
Class S	(567,123)	(12,542,203)	(1,015,063)	(26,472,459)
Institutional Class	—	—	(32,577)	(806,302)
		$ (25,683,878)		$ (47,764,780)
Redemption fees		$ 1,217		$ 7,095
Net increase (decrease)
Class A	115,323	$ 2,996,270	298,537	$ 7,677,943
Class B	(48,015)	(1,005,309)	(179,194)	(4,374,518)
Class C	36,563	904,682	57,860	1,424,031
Class S	(228,221)	(4,513,508)	21,971	583,607
Institutional Class	72,148	1,710,754	54,678	1,576,262
		$ 92,889		$ 6,887,325

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 2nd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and five-year periods ended December 31, 2007 and has underperformed its benchmark in the three-year period ended December 31, 2007. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SUHAX	SUHBX	SUHCX	SCHLX	SUHIX
CUSIP Number	23337G 100	23337G 209	23337G 308	23337G 506	23337G 605
Fund Number	452	652	752	2352	1452

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Health Care Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Health Care Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 28, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        January 28, 2009